Exhibit 10.1

COMBINATORX, INCORPORATED

OMNIBUS AMENDMENT AGREEMENT

This Omnibus Amendment Agreement (the “Agreement”) is made effective as of December 1, 2006 (“Effective Date”) by and among CombinatoRx, Incorporated, a Delaware corporation (the “Company”), and the following holders of the Company’s stock and warrants (collectively, the “Holders”) as have executed a counterpart signature page to this Agreement.

RECITALS:

1.             On December 1, 2006, the Company anticipates becoming an “accelerated filer” as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 and may file registration statements on Form S-3 under the Securities Act of 1933 to satisfy existing obligations of the Company and in anticipation of potential future equity financings.

2.             The Company is a party to each of the following agreements and each of the Holders is a party to one or more of the following agreements:

(a)           the Second Amended and Restated Investors’ Rights Agreement dated as of February 18, 2004, as amended August 5, 2004 and December 4, 2004 (as amended, the “Investors’ Rights Agreement”); and

(b)           the Registration Rights Agreement entered into as of April 25, 2001 by and between the Company and Silicon Valley Bank (the “Registration Rights Agreement” and, together with the Investors’ Rights Agreement, the “Stockholders Agreements”).

3.             The Holders possess rights to register shares of the Company’s common stock, $0.001 par value per share, pursuant to the Stockholders Agreements.

NOW, THEREFORE, in consideration of the foregoing and the terms and provisions set forth below, the sufficiency of which consideration is acknowledged by all parties to be adequate, the parties executing below agree to the terms and provisions set forth below.

Section 1.                                          Amendments to the Stockholders Agreements.

(a)           Pursuant to section 5.7 of the Investors’ Rights Agreement, effective as of the Effective Date, the Company and those of the Holders who are parties to the Investors’ Rights Agreement, being the holders of a majority of the “Registrable Securities” (as that term is defined in the Investors’ Rights Agreement), hereby amend the Investors’ Rights Agreement as follows:

(i)            Section 1.4(a) of the Investors’ Rights Agreement is hereby deleted in its entirety and substituted with the following paragraph:

“(a)         Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible and to remain continuously effective until the earlier of (1) the second anniversary of the effective date of the registration statement, (2) the date on which all Registrable Securities have been sold thereunder or (3) the date on which all of the Registrable Securities can be sold by the Holders pursuant to Rule 144(k) promulgated under the Act.”

(ii)           Section 1.13 of the Investors’ Rights Agreement is hereby deleted in its entirety and substituted with the following paragraph:

“Termination of Registration Rights.  No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) seven (7) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public and (ii) such time that the Holder is able to sell in a single transaction the Registrable Securities eligible to be sold without registration of such Registrable Securities.  For purposes of this Section 1.13, the sale of Registrable Securities without registration shall mean that the Registrable Securities may be sold by the Holder pursuant to Regulation S or Rule 144 under the Act or any other applicable provisions of the Act pursuant to which the subsequent sale by the purchaser of such securities would not be subject to registration.  In the event of a disagreement as to the salability of the Registrable Securities without registration as described in this Section 1.13, or as to the salability of the Registrable Securities by nonaffiliates of the Company pursuant to Rule 144(k) promulgated under the Act, the Company shall be entitled to rely on the opinion of Ropes & Gray LLP or any other recognized United States securities law counsel; provided, however, that if, in the opinion of a recognized United States securities law counsel to such Holder that such Registrable Securities are not so salable without registration, the Company and such Holder shall resolve such dispute on the basis of a legal opinion of a mutually acceptable recognized United States securities law counsel.”

(b)           Pursuant to Section 2.1 of the Registration Rights Agreement, effective as of the Effective Date, the Company and those of the Holders who are parties to the Registration Rights Agreement, being the holders of a at least 50.1% of the “Registrable Securities” (as that term is defined in the Investors’ Rights Agreement), hereby amend the Registration Rights Agreement as follows:

(i)            Section 1.5(a) of the Registration Rights Agreement is hereby deleted in its entirety and substituted with the following paragraph:

(A)          “(a)         Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for  the earlier of (1) the second anniversary of the effective date of the registration statement, (2) the date on which all Registrable Securities have been sold thereunder or (3) the date on which all of the Registrable

Securities can be sold by the Holders pursuant to Rule 144(k) promulgated under the Securities Act (the “Effective Period”).”

(ii)           Section 1.11 of the Registration Rights Agreement is hereby deleted in its entirety and substituted with the following paragraph:

“Termination of Registration Rights.  No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) seven (7) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the initial firm commitment underwritten offering of its securities to the general public and (ii) such time that the Holder is able to sell in a single transaction the Registrable Securities eligible to be sold without registration of such Registrable Securities.  For purposes of this Section 1.11, the sale of Registrable Securities without registration shall mean that the Registrable Securities may be sold by the Holder pursuant to Regulation S or Rule 144 under the Securities Act or any other applicable provisions of the Securities Act pursuant to which the subsequent sale by the purchaser of such securities would not be subject to registration.  In the event of a disagreement as to the salability of the Registrable Securities without registration as described in this Section 1.11, or as to the salability of the Registrable Securities by nonaffiliates of the Company pursuant to Rule 144(k) promulgated under the Securities Act, the Company shall be entitled to rely on the opinion of Ropes & Gray LLP or any other recognized United States securities law counsel; provided, however, that if, in the opinion of a recognized United States securities law counsel to such Holder that such Registrable Securities are not so salable without registration, the Company and such Holder shall resolve such dispute on the basis of a legal opinion of a mutually acceptable recognized United States securities law counsel.”

Section 2.                                          Confirmation of Continued Effect; Authority to Make Changes.

(a)           The Company and the Holders executing a counterpart signature page to this Agreement agree that the Investors’ Rights Agreement as modified herein shall remain in full force and effect as so modified and the Registration Rights Agreement as modified herein shall remain in full force and effect as so modified.

(b)           In order to reduce the costs associated with the foregoing amendments and waivers, the undersigned Holders hereby give the authority to the officers of the Company to make non-substantive changes to the amendments described in this Agreement without first seeking the consent of the Company’s stockholders and directors.

Section 3.                                          Miscellaneous Provisions.

(a)           This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of laws.

(b)           This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors, and other legal representatives.

(c)           This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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This Omnibus Amendment Agreement is executed in one or more counterparts to be effective as of the Effective Date.

ALSTERTOR PRIVATE LIFE GMBH & CO. KG, Stockholder	BIOVENTURES INVESTORS LIMITED PARTNERSHIP, Stockholder

By: /s/ Dieter Reinhardt /s/ Erich Waller Name: Dieter Reinhardt Erich Waller Title: Managing Partners Hereunto Duly Authorized	By: /s/ Marc E. Goldberg Name: Marc E. Goldberg Title: Managing Partner Hereunto Duly Authorized

BIOVENTURES INVESTORS LIMITED PARTNERSHIP II, Stockholder	BOSTON MILLENNIA ASSOCIATES II PARTNERSHIP, Stockholder

By: /s/ Marc E. Goldberg Name: Marc E. Goldberg Title: Managing Partner Hereunto Duly Authorized	By: /s/ Martin J. Hernon Name: Martin J. Hernon Title: General Partner Hereunto Duly Authorized

BOSTON MILLENNIA PARTNERS GMBH & CO. KG, Stockholder	BOSTON MILLENNIA PARTNERS II LIMITED PARTNERSHIP, Stockholder

By: /s/ Martin J. Hernon Name: Martin J. Hernon Title: Managing Director Hereunto Duly Authorized	By: /s/ Martin J. Hernon Name: Martin J. Hernon Title: General Partner Hereunto Duly Authorized

BOSTON MILLENNIA PARTNERS II-A LIMITED PARTNERSHIP, Stockholder	CDIB BIOSCIENCE VENTURES I, INC. Stockholder

By: /s/ Martin J. Hernon Name: Martin J. Hernon Title: General Partner Hereunto Duly Authorized	By: /s/ Benny T. Hu Name: Benny T. Hu Title: Chairman Hereunto Duly Authorized

COLLER PARTNERS 403, L.P., Stockholder	EASTON HUNT CAPITAL PARTNERS, L.P.
By: EHC GP, LP Its General Partner
By: EHC, Inc. Its General Partner

By: /s/ Paul McDonald Name: Paul McDonald Title: Director Hereunto Duly Authorized	By: /s/ Richard P. Schneider Name: Richard P. Schneider Title: Vice President & Secretary Hereunto Duly Authorized

/s/ Peter B. Finn Peter B. Finn, Stockholder	/s/ Andrew Firlik Dr. Andrew Firlik, Stockholder

FOUNDATION MEDICAL PARTNERS, L.P.	THE GLOBAL LIFE SCIENCE VENTURES FONDS II GMBH & CO. KG, Stockholder

By: /s/ Lee Wrubel Name: Lee Wrubel Hereunto Duly Authorized	By: /s/ Hanns-Peter Wiese Name: Hanns-Peter Wiese Title: Geschäftsführer of The Global Life Science Ventures GmbH as General Partner Hereunto Duly Authorized

BVCF IV, L.P.	NOVARTIS BIOVENTURES LTD. Stockholder

By: Adams Street Partners, LLC, its General Partner

By: /s/ Terry Gould Name: Terry Gould Title: Partner Hereunto Duly Authorized	By: /s/ Emil Bock Name: Emil Bock Title: Member of the Board of Directors Hereunto Duly Authorized

PRIVATE LIFE BIOMED AG, HAMBURG Stockholder	SVB Financial Group Warrant holder

By: /s/ Marie M. Warburg /s/ Roland Gerlinger Name: Marie M. Warburg Roland Gerlinger Title: Managing Directors Hereunto Duly Authorized	By: /s/ Norman Cutler Name: Norman Cutler Title: Derivatives Manager Hereunto Duly Authorized

TL VENTURES V L.P. Stockholder	TL VENTURES V INTERFUND L.P. Stockholder

By: /s/ Christopher Moller Name: Christopher Moller	By: /s/ Christopher Moller Name: Christopher Moller

Hereunto Duly Authorized	Hereunto Duly Authorized

AGREED AND ACCEPTED

COMBINATORX, INCORPORATED

By: /s/ Alexis Borisy
Alexis Borisy, President and CEO Hereunto Duly Authorized